UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 18, 2010

MediaNet Group Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Town Center Circle, Suite 601, Boca Raton, Florida 33486

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (561) 362-7704

5100 W. Copans Road, Suite 710, Margate, Florida 33063

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On February 18, 2010, Steven Adelstein resigned from the Board of Directors of the Registrant. In his letter of resignation, filed herewith, Mr. Adelstein stated that he would put his disputes with the Registrant in writing. The Registrant had not received any written statement from Mr. Adelstein subsequent to the date of Mr. Adelstein’s letter through the date of filing this Report.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	17.1	Letter of Resignation of Steven Adelstein dated February 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIANET GROUP TECHNOLOGIES, INC.

Dated: February 23, 2010

By:	/s/ Michael B. Hansen Michael B. Hansen, President